Exhibit 10.1
WAIVER AND CONSENT

THIS WAIVER AND CONSENT (this “Waiver and Consent”), dated as of March 5, 2024, is made and entered into by and between HomeAmerican Mortgage Corporation, a Colorado corporation (the “Seller”), U.S. Bank National Association, as Agent and representative of itself as a Buyer and the other Buyers (the “Agent” and sometimes “U.S. Bank”), and the other Buyers.
RECITALS:
A.The Seller and the Agent are parties to an Amended and Restated Master Repurchase Agreement dated as of September 16, 2016 (as further amended, restated or otherwise modified from time to time, the “Repurchase Agreement”).
B.The Seller and the Agent now desire to waive an event of default and consent to certain related events under the Repurchase Agreement as set forth herein.
WAIVER:
In consideration of the promises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Waiver.
1.1.Existing Events of Default. A Change of Control (as defined in the Repurchase Agreement) occurred as a result of Sekisui House, Ltd. entering into a contract or arrangement which upon consummation will result in its acquisition of or control over equity interests of Parent representing 20% or more of the combined voting power of all equity interests of Parent entitled to vote in the election of directors (the “Transaction”). Such a Change of Control constitutes an Event of Default under Section 18.1(g) of the Repurchase Agreement (the “Existing Events of Default”).
1.2.Waiver of Existing Events of Default. Upon the effectiveness of this Waiver pursuant to the terms hereof, the Agent hereby waives the Existing Events of Default and any rights of the Agent and the Buyers arising with respect to such Event of Default (the “Waiver”). The Waiver is limited to the express terms hereof, and nothing herein shall be deemed a consent or waiver by the Agent with respect to any other term, condition, representation, or covenant applicable to the Seller under the Repurchase Agreement or any of the other Repurchase Documents executed and delivered in connection therewith, or of the covenants described therein. The waiver set forth herein shall not be deemed to be a course of action upon which the Seller may rely in the future.
1.3.Effect of Waiver. The waiver set forth in Section 1.2 hereof is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Agent with respect to any other term, condition, representation, or covenant applicable to the Seller or their Subsidiaries under the Repurchase Agreement or any of the other agreements, documents, or instruments executed and delivered in connection therewith, or of the covenants described therein. The waiver set forth herein shall not be deemed to be a course of action upon which the Seller or any of their Subsidiaries may rely in the future, and the Agent hereby expressly waives any claim to such effect. The Agent reserves the right to exercise any rights and remedies available to it in connection with any present or future Events of Default with respect to the Repurchase Agreement or any other provision of any Loan Document that do not relate to or result from the Existing Events of Default.

Section 2.Consent.
2.1.Consent to the Consummation of the Transaction and the Reconstitution of Board of Directors. Notwithstanding anything to the contrary in the Repurchase Agreement, upon the effectiveness of this Waiver and Consent pursuant to Section 3 hereof, the Agent hereby (a) consents and agrees to the consummation of the Transaction and the acquisition of or control over equity interests of Parent representing 20% or more of the combined voting power of all equity interests of Parent entitled to vote in the election of directors as well as any reconstitution of the Parent’s Board of Directors that may result from the Transaction and (b) acknowledges that such events shall not constitute an Event of Default under the Repurchase Documents.
2.2.Scope of Consent. The consent set forth in Section 2.1 hereof is limited to the express terms thereof, and nothing herein shall be deemed a consent or waiver by the Agent with respect to any other term, condition, representation, or covenant applicable to the Seller under the Repurchase Agreement or any of the other agreements, documents, or instruments executed and delivered in connection therewith, or of the covenants described therein. The consent set forth herein shall not be deemed to be a course of action upon which the Seller or any of its Subsidiaries may rely in the future, and the Seller hereby expressly waives any claim to such effect.
Section 3.Conditions Precedent and Effectiveness. This Waiver and Consent shall be effective as of the date first above written, upon the delivery to the Agent of this Waiver and Consent duly executed by the Seller in a quantity sufficient that the Agent and the Seller may each have a fully executed original of each such document.
Section 4.Miscellaneous.
4.1.Delivery of Documents. The Seller hereby agrees to deliver to Agent, any documents, certificates or information related to the Transaction as the Agent may, from time to time, reasonably request, including without limitation a Beneficial Ownership Certification, such other information and documentation reasonably requested by the Agent for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws.
4.2.Ratifications. The terms and provisions of this Waiver and Consent shall modify and supersede all inconsistent terms and provisions of the Repurchase Agreement and the other Repurchase Documents, and, except as expressly modified and superseded by this Waiver and Consent, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.
4.3.Seller Representations and Warranties. The Seller hereby represents and warrants that (a) the representations and warranties made by the Seller in Article 15 of the Repurchase Agreement and in the other Repurchase Documents are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof, (b) after giving effect to this Waiver and Consent, no Default or Event of Default has occurred and is continuing, and (c) the Seller is not aware of any action or causes of action, suits, claims, demands, judgments, damages, levies, and executions with respect to the Repurchase Documents, the administration of the Repurchase Documents, the negotiations relating to this Agreement and the other Repurchase Documents executed in connection with this Agreement and any other instruments and agreements executed by the Seller in connection with the Repurchase Documents or this Agreement, in each case, which exist as of the date hereof .

4.4.Survival. The representations and warranties made by the Seller in this Waiver and Consent shall survive the execution and delivery of this Waiver and Consent.
4.5.Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement refers to the Repurchase Agreement as amended and modified hereby.
4.6.Applicable Law. This Waiver and Consent shall be governed by and construed in accordance with the laws of the State of Minnesota.
4.7.Successors and Assigns. This Waiver and Consent is binding upon and shall inure to the benefit of the Agent, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.
4.8.Counterparts. This Waiver and Consent may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
4.9.Headings. The headings, captions, and arrangements used in this Waiver and Consent are for convenience only and shall not affect the interpretation of this Waiver and Consent.
4.10.ENTIRE AGREEMENT. THIS WAIVER AND CONSENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO OR THERETO.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have caused this Waiver and Consent to be executed as of the date first written above.

SELLER:
HOMEAMERICAN MORTGAGE CORPORATION,
as Seller

By:    /s/ Clare Wilson
Name:    Clare Wilson
Title:    Vice President, Treasurer

AGENT:
U.S. BANK NATIONAL ASSOCIATION,
as Agent

By:    /s/ Rodney S. Davis
Name:    Rodney S. Davis
Title:    Senior Vice President
[Signature Page to Waiver and Consent to Master Repurchase Agreement]